Exhibit 99.1

                                     [LOGO]
                                COLUMBIA BANCORP

                                  PRESS RELEASE

                     For Immediate Release - April 15, 2003

FOR MORE INFORMATION, CONTACT:
John A. Scaldara, Jr., CFO
(410)465-4800

                     Columbia Bancorp Reports First Quarter
                 Earnings Growth of 6.5% and Strong Loan Growth

      Columbia, Maryland (April 15, 2003) --- Columbia Bancorp (Nasdaq: CBMD), parent company of The Columbia Bank (the "Bank"), today announced net income for the first quarter of 2003 of $2.49 million ($.34 per diluted share) compared to $2.34 million ($.32 per diluted share) for the first quarter 2002, a 6.5% increase.

FIRST QUARTER FINANCIAL HIGHLIGHTS

      o Loans increased $79.8 million or 12.9% since March 31, 2002. Since December 31, 2002, loans grew $31.5 million, representing an annualized rate of growth of 18.9%.

      o Average customer funding sources (deposits and other short-term borrowings from core customers) increased $72.4 million or 9.7% since the end of the first quarter 2002.

      o Credit quality improved with annualized net charge-offs to average loans falling from 0.08% during the first quarter of 2002 to 0.03%.

      o The net interest margin (FTE) increased to 4.40% during the first quarter 2003 from 4.31% during the fourth quarter 2002, despite a 50 basis point reduction in short-term rates on November 8, 2002.

DETAILED REVIEW OF FINANCIAL PERFORMANCE

      Total assets at March 31, 2003 were $993.6 million, representing growth of $129.3 million or 15.0% since March 31, 2002. Loans, net of unearned income, totaled $696.3 million compared to $616.5 million at March 31, 2002, representing growth of $79.8 million or 12.9%. Loan growth since the end of the first quarter 2002 was primarily supported by strength in the Company's commercial, commercial mortgage, and real estate development and construction portfolios, which increased 23.5%, 16.7% and 12.2%, respectively. As previously reported, through the end of 2002, brisk new business activity was mitigated by substantial payoff activity, especially within the consumer loan portfolio. While new business development remained strong during the first quarter 2003, payoff activity continued to impact the consumer portfolio. The construction and development portfolio increased $22.6 million or 12.1% since December 31, 2002 on the strength of loan origination activity and reduced payoff activity resulting from more severe weather conditions than normal. Customer funding sources, representing deposits plus other short-term borrowings from core customers, increased 17.2% to $890.2 million at March 31, 2003. Shareholders' equity climbed 11.1% to $78.4 million at March 31, 2003.

      Operating performance during the first quarter 2003 was primarily driven by an increase in net interest income of $865,000 or 10.1%, and an increase in noninterest income of $308,000, or 18.9%, over the corresponding period in 2002. An increase in average earning assets of $90.2 million or 11.4%, during the first quarter 2003 compared to the first quarter 2002, mitigated by a modest decline in the net interest margin from 4.43% to 4.40% for the same period contributed to the growth in net interest income. Growth in noninterest income primarily resulted from the continued strength of mortgage banking activity, with gains on sales of mortgage loans increasing from $462,000 during the first quarter 2002 to $630,000 during the first quarter 2003, representing growth of 36.4%. The efficiency ratio during the first quarter improved from 64.3% in 2002 to 62.5% in 2003.

      Asset quality remained very strong at March 31, 2003, with non-performing assets totaling only $970,000. As of March 31, 2003, non-performing assets represented .10% of total assets. Net charge-offs for the first quarter 2003 totaled $45,000, or .03% of average loans. As a result of the significant loan growth during the first quarter 2003, the provision for loan losses increased from $77,000 in 2002 to $305,000 in 2003. At March 31, 2003, the allowance for credit losses totaled $9.10 million, or 1.31% of loans, compared to $8.22 million, or $1.33% of loans, at March 31, 2002.

ABOUT COLUMBIA BANCORP

      Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp's Common Stock is traded on the National Market tier of The Nasdaq Stock MarketSM under the symbol "CBMD".

NON-GAAP PRESENTATION

      This press release includes disclosure and discussion of an efficiency ratio which is reported on a fully tax-equivalent basis ("FTE"). This ratio is a non-GAAP financial measure as defined in Securities and Exchange Commission ("SEC") Regulation G and Item 10 of SEC Regulation S-K. Management believes that this measure of operating expense control and efficiency of operations is a better indicator of operating performance than the GAAP-based ratio and a better tool for managing noninterest expenses. The GAAP-based efficiency ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. The efficiency ratio (FTE) adds a tax-equivalent adjustment to net interest income to reflect the added benefit of tax-free loans and investments. The non-GAAP efficiency ratio (FTE) was 62.52% and 64.26% for the periods ending March 31, 2003 and 2002, respectively. The GAAP-based efficiency ratio was 63.18% and 64.65% for the same periods. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

FORWARD-LOOKING STATEMENTS

      This press release contains forward-looking statements of goals, intentions and expectations concerning or based upon economic conditions, interest rates and other matters which are subject to significant uncertainties. Because of these uncertainties and the assumptions on which the statements in this press release are based, Columbia Bancorp's actual future results may differ materially from those expressed herein. Investors are cautioned not to place undue reliance on any forward-looking statements. Also, past results of operations may not be indicative of future results.

                                COLUMBIA BANCORP
                              Financial Highlights
                  (Dollars in Thousands Except Per-Share Data)

                                                                          As of and Three Months Ended
                                                                                    March 31,
                                                              ------------------------------------------------
                                                                  2003                2002            % Change
                                                              -----------          -----------        --------
                                                                         (unaudited)
SUMMARY OF OPERATING RESULTS:
    Tax-equivalent interest income                            $    12,493          $    12,720          -1.8%
    Interest expense                                                2,912                4,061          -28.3%
      Tax-equivalent net interest income                            9,581                8,659           10.6%
    Tax-equivalent adjustment                                         120                   63           90.5%
      Net interest income                                           9,461                8,596           10.1%
    Provision for credit losses                                       305                   77          296.1%
    Noninterest income                                              1,934                1,626           18.9%
    Noninterest expense                                             7,199                6,609            8.9%
      Income before taxes                                           3,891                3,536           10.0%
    Income tax provision                                            1,400                1,198           16.9%
      Net income                                                    2,491                2,338            6.5%


PER SHARE DATA:
    Net income:
        Basic                                                 $      0.35          $      0.33            6.1%
        Diluted                                                      0.34                 0.32            6.3%
    Average number of shares outstanding:
        Basic                                                   7,115,612            7,106,850            0.1%
        Diluted                                                 7,290,541            7,229,773            0.8%
    Book value, at period end                                 $     11.02          $      9.95           10.8%
    Tangible book value, at period end                              11.02                 9.95           10.8%
    Cash dividends declared                                         0.125                 0.11           13.6%

PERIOD END DATA:
    Loans, net of unearned income                             $   696,322          $   616,528           12.9%
    Investment securities and securities
       available-for-sale                                         145,714              181,195          -19.6%
    Assets                                                        993,570              864,276           15.0%
    Noninterest-bearing deposits                                  182,421              150,975           20.8%
    Interest-bearing deposits                                     565,106              501,508           12.7%
      Total deposits                                              747,527              652,483           14.6%
    Customer funding sources (a)                                  890,197              759,379           17.2%
    Stockholders' equity                                           78,422               70,606           11.1%

PERFORMANCE RATIOS:
    Return on average assets                                         1.09%                1.13%
    Return on average stockholders' equity                          12.56%               13.64%
    Net interest margin (FTE)                                        4.40%                4.43%
    Efficiency ratio (FTE) (c)                                      62.52%               64.26%

CAPITAL RATIOS:
    Period-end capital to risk-weighted assets:

        Tier 1                                                       9.62%                9.93%
        Total                                                       10.73%               11.08%
    Period-end tier 1 leverage ratio                                 8.49%                8.41%

ASSET QUALITY:
    Net (charge-offs) recoveries                              $       (45)         $      (119)         -62.2%
    Nonperforming assets:

        Nonaccrual loans                                              806                1,501          -46.3%
        Loans 90+ days past due and accruing                          164                  323          -49.2%
        Other real estate owned                                        --                1,182         -100.0%
            Total nonperforming assets and past due loans             970                3,006          -67.7%
    Allowance for credit losses to loans, net
         of unearned income, at period-end                           1.31%                1.33%
    Nonperforming and past-due loans to total
        loans, net of unearned income, at period-end                 0.14%                0.30%
    Nonperforming assets and past-due loans
        to total assets, at period-end                               0.10%                0.35%
    Annualized net (charge-offs) recoveries to average
          loans, net of unearned income                             -0.03%               -0.08%

                                                                          As of and Three Months Ended
                                                                                    March 31,
                                                              ------------------------------------------------
                                                                  2003                2002            % Change
                                                              -----------          -----------        --------
                                                                         (unaudited)
NONINTEREST INCOME AND EXPENSE BREAKDOWN:
    Noninterest income:
        Fees charged for services                                $    938          $     861              8.9%
        Gains on sales of mortgage loans, net of costs                630                462             36.4%
        Net income (loss) on other real estate owned                   11                (13)          -184.6%
        Other noninterest income                                      355                316             12.3%
                                                                 --------          ---------           ------
                                                                    1,934              1,626             18.9%
    Noninterest expenses:
        Salaries and employee benefits                              3,970              3,552             11.8%
        Occupancy, net                                                924                827             11.7%
        Equipment                                                     448                471             -4.9%
        Data processing                                               410                378              8.5%
        Marketing                                                     232                215              7.9%
        Other noninterest expenses                                  1,215              1,166              4.2%
                                                                 --------          ---------           ------
                                                                    7,199              6,609              8.9%

AVERAGE BALANCES:
    Federal funds sold and interest bearing deposits (b)         $ 43,101          $   5,258            719.7%
    Investment securities and securities
        available-for-sale                                        151,552            171,778            -11.8%
    Loans, net of unearned income                                 688,231            615,691             11.8%
    Total earning assets                                          882,883            792,727             11.4%
    Total assets                                                  926,466            842,674              9.9%
    lnterest-bearing deposits
        NOW accounts                                               84,388             68,818             22.6%
        Savings and money market accounts                         186,126            163,272             14.0%
        Time deposits                                             282,201            257,076              9.8%
    Total deposits                                                712,848            625,837             13.9%
    Short-term borrowings (b)                                     106,739            121,310            -12.0%
    Long-term borrowings                                           20,000             20,000              0.0%
    Total interest-bearing liabilities                            679,454            630,476              7.8%
    Stockholders' equity                                           80,412             69,538             15.6%

YIELD ANALYSIS:
    Federal funds sold and interest-bearing deposits                 1.20%              1.70%
    Investment securities and securities
        available-for-sale (FTE)                                     4.69%              5.21%
    Loans, net of unearned income (FTE)                              6.25%              6.91%
    Total yield on earning assets (FTE)                              5.74%              6.51%

    lnterest-bearing deposits
        NOW accounts                                                 0.19%              0.24%
        Savings and money market accounts                            0.82%              1.36%
        Time deposits                                                2.90%              4.27%
    Short-term borrowings                                            0.81%              1.66%
    Long-term borrowings                                             5.34%              5.35%
    Total cost of interest-bearing liabilities                       1.74%              2.61%

----------
(a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
(b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.
(c) The efficiency ratio is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

Certain reclassifications of information previously reported have been made to conform with current presentation.

                                Columbia Bancorp
                            2002 Quarterly Highlights

                                                                     4Q02           3Q02           2Q02           1Q02
                                                                 --------------------------------------------------------
SUMMARY OF OPERATING RESULTS:
    Tax-equivalent interest income                               $    13,364    $    13,490    $    13,294    $    12,720
    Interest expense                                                   3,490          3,961          3,967          4,061
      Tax-equivalent net interest income                               9,874          9,529          9,326          8,659
    Tax-equivalent adjustment                                             76             89             73             63
      Net interest income                                              9,798          9,440          9,253          8,596
    Provision for credit losses                                           35             42            681             77
    Noninterest income                                                 2,979          1,700          1,640          1,626
    Noninterest expense                                                7,250          6,716          6,591          6,609
      Income before taxes                                              5,492          4,382          3,621          3,536
    Income tax provision                                               2,015          1,643          1,304          1,198
      Net income                                                       3,477          2,739          2,317          2,338

PER SHARE DATA:
    Net income:
        Basic                                                    $      0.49    $      0.39    $      0.33    $      0.33
        Diluted                                                         0.48           0.38           0.32           0.32
    Average number of shares outstanding:
        Basic                                                      7,102,582      7,099,666      7,097,964      7,106,850
        Diluted                                                    7,284,434      7,271,809      7,274,443      7,229,773
    Book value, at period end                                    $     10.82    $     10.48    $     10.19    $      9.95
    Tangible book value, at period end                                 10.82          10.48          10.19           9.95
    Cash dividends declared                                            0.125           0.11           0.11           0.11

PERIOD END DATA:
    Loans, net of unearned income                                $   664,826    $   664,688    $   666,504    $   616,528
    Investment securities and securities
       available-for-sale                                            151,498        178,112        178,040        181,195
    Assets                                                           982,002        990,902        926,166        864,276
    Noninterest-bearing deposits                                     171,182        169,726        168,737        150,975
    Interest-bearing deposits                                        559,431        557,675        532,159        501,508
      Total deposits                                                 730,613        727,401        700,896        652,483
    Customer funding sources (a)                                     878,516        890,807        826,823        759,379
    Stockholders' equity                                              76,923         74,385         72,345         70,606

PERFORMANCE RATIOS:
    Return on average assets                                            1.43%          1.17%          1.06%          1.13%
    Return on average stockholders' equity                             17.61%         14.62%         12.88%         13.64%
    Net interest margin (FTE)                                           4.31%          4.34%          4.53%          4.43%
    Efficiency ratio (FTE) (c)                                         53.41%         59.81%         60.10%         64.26%

CAPITAL RATIOS:
    Period-end capital to risk-weighted assets:
        Tier 1                                                          9.95%          9.50%          9.43%          9.93%
        Total                                                          11.10%         10.63%         10.59%         11.08%
    Period-end tier 1 leverage ratio                                    8.48%          8.00%          8.24%          8.41%

ASSET QUALITY:
    Net (charge-offs) recoveries                                 $       (36)   $       (61)   $       (42)   $       119
    Nonperforming assets:
        Nonaccrual loans                                                 563            710          1,126          1,501
        Loans 90+ days past due and accruing                             168            219            242            323
        Other real estate owned                                          178            443            619          1,182
            Total nonperforming assets and past due loans                909          1,372          1,987          3,006
    Allowance for credit losses to loans, net
         of unearned income, at period-end                              1.33%          1.33%          1.33%          1.33%
    Nonperforming and past-due loans to total
        loans, net of unearned income, at period-end                    0.11%          0.14%          0.21%          0.30%
    Nonperforming assets and past-due loans
        to total assets, at period-end                                  0.09%          0.14%          0.21%          0.35%
    Annualized net (charge-offs) recoveries to average
          loans, net of unearned income                                 0.02%         -0.04%         -0.03%          0.08%

                                                                     4Q02           3Q02           2Q02           1Q02
                                                                 --------------------------------------------------------
NONINTEREST INCOME AND EXPENSE BREAKDOWN:
    Noninterest income:
        Fees charged for services                                $       953    $       886    $       870    $       861
        Gains on sales of mortgage loans, net of costs                   890            410            336            462
        Gains (losses) on sales of other assets, net                     708             53           --               (4)
        Net income on other real estate owned                             12             17             94            (13)
        Other noninterest income                                         416            334            340            320
                                                                 -----------    -----------    -----------    -----------
              Total noninterest income                                 2,979          1,700          1,640          1,626
    Noninterest expenses:
        Salaries and employee benefits                                 4,011          3,495          3,726          3,552
        Occupancy, net                                                   858            844            812            826
        Equipment                                                        454            439            488            471
        Data processing                                                  493            399            385            379
        Marketing                                                        197            202            273            215
        Other noninterest expenses                                     1,237          1,337            907          1,166
                                                                 -----------    -----------    -----------    -----------
              Total noninterest expenses                               7,250          6,716          6,591          6,609

AVERAGE BALANCES:
    Federal funds sold and interest bearing deposits             $    51,423    $    21,830    $     6,046    $     5,258
    Investment securities and securities
        available-for-sale                                           169,630        176,965        178,178        171,778
    Loans, net of unearned income                                    688,092        675,066        641,943        615,691
    Total earning assets                                             909,145        873,861        826,167        792,727
    Total assets                                                     964,230        928,204        877,436        842,674
    lnterest-bearing deposits:
        NOW accounts                                                  84,025         75,194         71,863         68,818
        Savings and money market accounts                            186,087        178,603        167,238        163,272
        Time deposits                                                290,054        291,825        275,511        257,076
    Total deposits                                                   720,357        700,275        660,967        625,837
    Short-term borrowings (b)                                        136,391        126,933        120,366        121,310
    Long-term borrowings                                              20,000         20,000         20,000         20,000
    Total interest-bearing liabilities                               716,557        692,555        654,978        630,476
    Stockholders' equity                                              78,338         74,335         72,173         69,538

YIELD ANALYSIS:
    Federal funds sold and interest bearing deposits                    1.33%          1.69%          1.79%          1.70%
    Investment securities and securities
        available-for-sale                                              4.77%          4.86%          5.10%          5.21%
    Loans, net of unearned income (FTE)                                 6.43%          6.60%          6.87%          6.91%
    Total yield on earning assets (FTE)                                 5.83%          6.12%          6.45%          6.51%

    lnterest-bearing deposits
        NOW accounts                                                    0.21%          0.24%          0.24%          0.24%
        Savings and money market accounts                               1.02%          1.30%          1.38%          1.36%
        Time deposits                                                   3.15%          3.53%          3.76%          4.27%
    Short-term borrowings                                               1.15%          1.46%          1.67%          1.66%
    Long-term borrowings                                                5.34%          5.34%          5.33%          5.35%
    Total cost of interest-bearing liabilities                          1.93%          2.27%          2.43%          2.61%

----------
(a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
(b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.
(c) The efficiency ratio is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

Certain reclassifications of information previously reported have been made to conform with current presentation.

                      COLUMBIA BANCORP

            Consolidated Statements of Condition
                   (Dollars in Thousands)

                                                                  March 31,      March 31,    December 31,
                                                                    2003           2002           2002
                                                                 -----------    ----------    ------------
                                                                        (unaudited)             (audited)
Assets
Cash and due from banks                                          $  44,107      $  35,714      $  37,909
Interest-bearing deposits with banks                                   216            221            214
Federal funds sold                                                  78,100          7,943        101,248
Investment securities                                              105,300        136,108        112,545
Securities available-for-sale                                       40,414         45,087         38,953
Residential mortgage loans originated for sale                      14,693          2,973         10,515

Loan receivables:

    Commercial and industrial                                      204,419        165,465        198,223
    Real estate development and construction                       209,647        186,927        187,063
    Real estate mortgage:

        Residential                                                 15,888         13,846         13,779
        Commercial                                                 121,433        104,069        122,458
    Retail, principally second mortgage loans
        and residential equity lines of credit                     143,418        144,454        143,359
    Other                                                            2,071          2,386            388
                                                                 ---------      ---------      ---------
Total loans                                                        696,876        617,147        665,270
    Less: unearned income, net of origination costs                   (554)          (619)          (444)
              allowance for credit losses                           (9,098)        (8,220)        (8,839)
                                                                 ---------      ---------      ---------
Total loans, net                                                   687,224        608,308        655,987

Other real estate owned                                                 --          1,182            178
Property and equipment, net                                          6,992         10,048          6,974
Prepaid expenses and other assets                                   16,524         16,692         17,479
                                                                 ---------      ---------      ---------

          Total assets                                           $ 993,570      $ 864,276      $ 982,002
                                                                 =========      =========      =========

Liabilities

Deposits:

    Noninterest-bearing                                          $ 182,421      $ 150,975      $ 171,182
    Interest-bearing                                               565,106        501,508        559,431
                                                                 ---------      ---------      ---------
Total deposits                                                     747,527        652,483        730,613
Short-term borrowings                                              142,670        116,896        147,903
Long-term borrowings                                                20,000         20,000         20,000
Accrued expenses and other liabilities                               4,951          4,291          6,563
                                                                 ---------      ---------      ---------
          Total liabilities                                        915,148        793,670        905,079
                                                                 ---------      ---------      ---------
Stockholders' equity

Common stock, $.01 par value per share; authorized
    10,000,000 shares; outstanding 7,116,369,
    7,097,111 and 7,109,607 shares, respectively                        71             71             71
Additional paid-in capital                                          47,538         47,373         47,439
Retained earnings                                                   31,009         23,317         29,408
Accumulated other comprehensive income                                (196)          (155)             5
                                                                 ---------      ---------      ---------
          Total stockholders' equity                                78,422         70,606         76,923
                                                                 ---------      ---------      ---------

          Total liabilities and stockholders' equity             $ 993,570      $ 864,276      $ 982,002
                                                                 =========      =========      =========


   Certain reclassifications of information previously reported have been made to conform with current presentation.


                                   Page5 of 6

                                 COLUMBIA BANCORP

            Consolidated Statements of Income and Comprehensive Income
                  (Dollars in Thousands, Except Per-Share Data)

                                                                       Three Months Ended
                                                                           March 31,
                                                                     ---------------------
                                                                       2003         2002
                                                                     --------     --------
                                                                           (unaudited)
Interest income:
    Loans                                                            $ 10,512     $ 10,448
    Investment securities                                               1,733        2,187
    Federal funds sold and interest-bearing deposits with banks           128           22
                                                                     --------     --------
          Total interest income                                        12,373       12,657
                                                                     --------     --------
Interest expense:

    Deposits                                                            2,436        3,299
    Borrowings                                                            476          762
                                                                     --------     --------
          Total interest expense                                        2,912        4,061
                                                                     --------     --------
          Net interest income                                           9,461        8,596
Provision for credit losses                                               305           77
                                                                     --------     --------
          Net interest income after provision
            for credit losses                                           9,156        8,519
                                                                     --------     --------
Noninterest income:

    Fees charged for services                                             938          861
    Gains on sales of mortgage loans, net of costs                        630          462
    Net income (loss) on other real estate owned                           11          (13)
    Other                                                                 355          316
                                                                     --------     --------
          Total noninterest income                                      1,934        1,626
                                                                     --------     --------
Noninterest expense:

    Salaries and employee benefits                                      3,970        3,552
    Occupancy, net                                                        924          827
    Equipment                                                             448          471
    Data processing                                                       410          378
    Marketing                                                             232          215
    Cash management services                                              141          139
    Professional fees                                                     258          165
    Deposit insurance                                                      49           45
    Other                                                                 767          817
                                                                     --------     --------
          Total noninterest expense                                     7,199        6,609
                                                                     --------     --------
          Income before income taxes                                    3,891        3,536
Income tax provision                                                    1,400        1,198
                                                                     --------     --------
          Net income                                                    2,491        2,338
Other comprehensive income, net of tax -
    unrealized net gain (loss) on securities
    available-for-sale                                                   (201)        (159)
                                                                     --------     --------
          Comprehensive income                                       $  2,290     $  2,179
                                                                     ========     ========

Per common share data:
    Net income:  Basic                                               $   0.35     $   0.33
                 Diluted                                                 0.34         0.32

    Cash dividends declared                                          $  0.125     $   0.11

        Certain reclassifications of information previously reported have been made to conform with current presentation.


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